Business Combination	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination
 Business Combination
On April 27, 2011, the Company completed its acquisition of 20 jackup rigs and related assets, accounts receivable, accounts payable and certain contractual rights from Seahawk Drilling, Inc. and certain of its subsidiaries ("Seahawk") ("Seahawk Transaction") for total consideration of approximately $150.3 million consisting of $25.0 million of cash and 22.1 million shares of Hercules common stock, net of a working capital adjustment. Seahawk operated a jackup rig business that provided contract drilling services to the oil and natural gas exploration and production industry in the Gulf of Mexico.
The Seahawk Transaction expanded the Company’s jackup fleet and further strengthened the Company’s position as a leading shallow-water drilling provider. The fair value of the shares issued was determined using the closing price of the Company’s common stock of $5.68 on April 27, 2011. The results of Seahawk are included in the Company’s results from the date of acquisition.
The Company accounted for this transaction as a business combination and accordingly, the total consideration was allocated to Seahawk’s net tangible assets based on their estimated fair values. The Company's Financial Statements have been prepared assuming the same characterization applies for income tax purposes, based on the facts in existence through December 31, 2012. Seahawk is in a Chapter 11 proceeding in the U.S. Bankruptcy Court. Subsequent to December 31, 2012, at the direction of the Court, Seahawk made certain distributions to its equity holders. These distributions, taken together with other aspects of the acquisition, will change the tax treatment and will cause the Seahawk Transaction to be characterized as a reorganization pursuant to IRC §368(a)(1)(G) (See Note 15).
The allocation of the consideration was as follows:

April 27, 2011
(In thousands)
Accounts Receivable	$15,366
Property and Equipment, Net	145,404
Total Assets	160,770
Accounts Payable	(10,441)
Total Purchase Price	$150,329

The following presents the consolidated financial information for the Company on a pro forma basis assuming the Seahawk Transaction had occurred as of the beginning of the periods presented. The historical financial information has been adjusted to give effect to pro forma items that are directly attributable to the acquisition, factually supportable and with respect to income, are expected to have a continuing impact on consolidated results. These items include adjustments to record the incremental depreciation expense related to the increase in fair value of the acquired assets, the elimination of amounts related to the operations of Seahawk that were not purchased in the transaction as well as the elimination of directly related transaction costs.
 The unaudited pro forma financial information set forth below has been compiled from historical financial statements and other information, but is not necessarily indicative of the results that actually would have been achieved had the transaction occurred on the dates indicated or that may be achieved in the future:

	Year Ended December 31,
	2011	2010
	(In millions, except per share amounts)
Revenue	$608.0	$611.9
Net Loss	(73.8)	(478.7)
Basic Loss Per Share	(0.54)	(3.50)
Diluted Loss Per Share	(0.54)	(3.50)

The amount of revenue and net income related to the net assets acquired from Seahawk included in the Company’s Consolidated Statements of Operations for the year ended December 31, 2011 is as follows:

April 27, 2011 through December 31, 2011
(in millions)
Revenue	$74.4
Net income	18.3

The Company incurred transaction costs in the amount of $3.6 million for the year ended December 31, 2011 related to the Seahawk Transaction of which $0.2 million is included in Operating Expenses and $3.4 million is included in General and Administrative on the Consolidated Statements of Operations.